Exhibit 1.1
[SEQUOIA MORTGAGE TRUST [     ]] [or] [SEQUOIA ALTERNATIVE LOAN TRUST [     ]]
[or] [SEQUOIA HELOC TRUST [ ]]
[Mortgage Pass-Through Certificates] [Collateralized Mortgage or Asset-Backed Bonds or Notes,
collectively “Debt Obligations”]
UNDERWRITING AGREEMENT
[__________ __, 200_]
The Firm or Firms of Underwriters named on the signature page hereof
Ladies and Gentlemen:
     [Sequoia Mortgage Funding Corporation] [or] [Sequoia Residential Funding, Inc.], a Delaware corporation (the “Depositor”) and an indirect wholly-owned limited purpose subsidiary of Redwood Trust, Inc., a Maryland corporation (“Redwood Trust”), proposes to cause [Sequoia Mortgage Loan Trust [     ]] [or] [Sequoia Alternative Loan Trust [     ]] [or] [Sequoia HELOC Trust [     ]] [(the “Trust”)] [or] [(the “Issuer”)] to issue and sell to you (each, an “Underwriter”) its [Mortgage Pass-Through Certificates] [or] [Debt Obligations], Class [     ], Class [     ], and Class [     ] (the “Publicly-Offered [Certificates] [Debt Obligations]”) having the characteristics set forth in the Final Prospectus, evidencing beneficial ownership interests in a trust fund (the “Trust Fund”), the assets of which will consist primarily of a pool of [adjustable rate mortgage loans secured by first liens on one- to four-family residential properties] [or] [adjustable rate revolving home equity line of credit mortgage loans secured by first or second liens on one- to four-family residential properties] (the “Mortgage Loans”). The Mortgage Loans will have the characteristics described in the Final Prospectus, subject to the variances, ranges, minimums and maximums set forth in the Final Prospectus.

     [The Issuer is a statutory business trust established under the laws of the State of Delaware pursuant to the Deposit Trust Agreement, dated as of [     , 200___] (the “Trust Agreement”), among the Depositor and [       ], as owner trustee (the “Owner Trustee”). The Issuer was formed for the sole purpose of issuing the [Debt Obligations] and the Investor Certificate (as defined in the Prospectus Supplement).] The Trust Fund will be formed, and the Publicly-Offered [Certificates] [or] [Debt Obligations], together with the Class [ ], Class [     ] and Class [     ] [Certificates] [or] [Debt Obligations] (collectively, the “[Certificates] [or] [Debt Obligations]”) will be issued, pursuant to [a pooling and servicing agreement (the “Pooling and Servicing Agreement”) dated as of [       , 200___], by and among the Depositor, [       ], as trustee (the “Trustee”), [      ], in the capacities of master servicer (in such capacity, the “Master Servicer”), trust administrator (in such capacity, the “Trust Administrator”), and acknowledged by [RWT Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Redwood Trust, as seller (the “Seller”)] [or] [an Indenture (the “Indenture”) dated as of [       , 200___] among the Issuer, [       ], as trustee (the “Trustee”), and [      ], as master servicer (the “Master Servicer”)]. On or about [       , 200___] (the “Closing Date”), the Seller will assign all of its right, title and interest in the Mortgage Loans to the Depositor pursuant to a mortgage loan purchase and sale agreement, dated as of [      , 200___] (the “Mortgage Loan Purchase Agreement”), between the Seller, as seller, and the Depositor, as purchaser. Pursuant to the [Pooling and Servicing Agreement] [or] [Indenture], the Mortgage Loans will, in turn, be assigned by the Depositor to the Trustee for the benefit of the [Certificateholders] [or] [Bondholders] [or] [Noteholders], together with all principal and interest collections received with respect to the Mortgage Loans on and after [      , 200___] (the “Cut-off Date”) (other than Scheduled Payments due on that date). The Trustee will concurrently with such assignment, authenticate and deliver the [Certificates] [or] [Debt Obligations] to the Depositor for sale to the Underwriters. In addition, pursuant to various assignment, assumption and recognition agreements (collectively, the “Assignment Agreements”), (i) the Seller will assign its rights under various underlying mortgage loan purchase and servicing agreements relating to the Mortgage Loans entered into by the Seller (collectively, the “Underlying Purchase and Servicing Agreements”), to the Depositor and (ii) the Depositor will, in turn, assign its rights under the Underlying Purchase and Servicing Agreements to the Trustee for the benefit of the [Certificateholders] [or] [Bondholders] [or] [Noteholders]. The Master Servicer will monitor the servicing of the Mortgage Loans by the primary servicer pursuant to the provisions of the [Pooling and Servicing Agreement] [or] [Indenture].
     The [Pooling and Servicing Agreement] [or] [Indenture], the Mortgage Loan Purchase Agreement, the Assignment Agreements and this Agreement are sometimes referred to herein collectively as the “Transaction Documents.” Capitalized terms shall have the respective meanings set forth in this Agreement (or by reference to Section 10 hereof) or, if not defined therein, as set forth in the [Pooling and Servicing Agreement] [or] [Indenture].
     1. Representations and Warranties. The Seller, the Depositor and Redwood Trust, jointly and severally represent and warrant to, and agree with, each Underwriter that:
     (i) A registration statement on Form S-3 (File No. 333-     ) relating to [mortgage pass-through certificates] [or] [collateralized mortgage or asset-backed bonds or notes] has been filed with the Securities and Exchange Commission (the “Commission”) and has become effective under the Securities Act of 1933, as amended (the “Act”). Such registration statement as of its effective date, and each amendment thereto and any document incorporated by reference therein and any prospectus included or deemed or retroactively deemed to be a part thereof pursuant to Rule 430A, to the date of this Agreement, is hereinafter referred to as the “Registration Statement.” The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Act. As of the Closing Date, no stop order suspending the effectiveness of such Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Seller, the Depositor or Redwood Trust, threatened by the Commission. The Depositor proposes to prepare and file with the Commission pursuant to Rule 424 under the Act a final prospectus dated [       , 200___] (the “Base Prospectus”) to be supplemented by a prospectus supplement dated the date hereof relating to the Publicly-Offered [Certificates] [or] [Debt Obligations] in the form filed after the date of this Agreement pursuant to Section 424(b) that discloses the public offering price and other final terms of the Publicly-Offered [Certificates] [or] [Debt Obligations] (together with any revision, amendment or supplement, the “Prospectus Supplement”). The Prospectus Supplement, together with the Base Prospectus, including the documents incorporated therein as of the time of such filing is hereinafter referred to as the “Final Prospectus”. If requested by the Underwriters, the Depositor will also prepare a preliminary prospectus supplement relating to the Publicly-Offered [Certificates] [or] [Debt Obligations] that constitutes a statutory prospectus to be retroactively included in the Registration Statement to be filed with the Commission pursuant to Rule 424(b) under the Act (the “Preliminary Prospectus Supplement” and together with the Base Prospectus, the “Preliminary Prospectus”). The Preliminary Prospectus and the Final Prospectus together, are referred to herein as the “Prospectus.”

Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date on which the Registration Statement, as amended, became effective, or the issue date of any Preliminary Prospectus, or the date on which the Final Prospectus is filed pursuant to Rule 424(b) under the Act, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement and each Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date on which the Registration Statement became effective, the issue date of any Preliminary Prospectus or the date on which a Final Prospectus is filed pursuant to Rule 424(b) under the Act, as the case may be, deemed to be incorporated therein by reference. Notwithstanding anything to the contrary set forth herein, the Depositor does not intend to prepare any Preliminary Prospectus in connection with the offering of the Publicly-Offered [Certificates] [or] [Debt Obligations].
     (ii) (A) The Registration Statement, as of its effective date, (B) the Preliminary Prospectus, as of its issue date, and (C) the Final Prospectus, as of its issue date, as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the Publicly-Offered [Certificates] [or] [Debt Obligations], each will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of such respective dates, and the Registration Statement and the Final Prospectus as revised, amended or supplemented and filed with the Commission as of the Closing Date will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of the Closing Date. None of (A) the Registration Statement, at the time it became effective and as of the Closing Date, (B) the Preliminary Prospectus, as of its issue date, and (C) the Final Prospectus as of its issue date and as of the Closing Date, contained or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Seller, the Depositor and Redwood Trust make no representations, warranties or agreements as to the information contained in the Prospectus or any revision or amendment thereof or supplement thereto (in the case of the Final Prospectus) in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of any Underwriter specifically for use in connection with the preparation of the Prospectus or any revision or amendment thereof or supplement thereto, such information being defined as the “Underwriter Information” in Section 10 hereof.
     (iii) [The Registration Statement, the Prospectus and the Indenture, as of the date of the Prospectus Supplement will conform, and the Registration Statement, the Prospectus as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the [Bonds] [or] [Notes], and the Indenture, as of their respective effective or issue dates, will conform in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “TIA”), and the respective rules and regulations of the Commission thereunder applicable to such documents as of such respective dates, and the Registration Statement, the Prospectus as revised, amended or supplemented and filed with the Commission as of the Closing Date, and the Indenture will conform in all material respects to the requirements of the Act and the TIA and the respective rules and regulations of the Commission thereunder applicable to such documents as of the Closing Date. The Registration Statement, at the time it became effective, did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus as of the date of the Prospectus Supplement and as of the Closing Date, will not include any untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Depositor and Redwood Trust make no representations, warranties or agreements as to (x) the part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification on Form T-1 (with respect to the Bonds) of the [Bond] [Indenture] Trustee under the TIA, except statements therein or omissions therefrom made in reliance upon information furnished in writing to the Bond Trustee by or on behalf of the Depositor or Redwood Trust expressly for use therein or (y) the information contained in the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of any Underwriter specifically for use in connection with the preparation of the Prospectus or any revision or amendment thereof or supplement thereto, such information being defined as the “Underwriter Information” in Section 10 hereof.]

     (iv) The conditions to the use by the Depositor of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement. There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the rules and regulations of the Commission thereunder which have not been so filed.
     (v) (A) At the time of the filing of the Registration Statement and (B) at the date of this Agreement, the Depositor was not and is not an “ineligible issuer,” as defined in Rule 405 under the Act.
     (vi) As of the date hereof and at all subsequent times through the completion of the public offer and sale of the Publicly-Offered [Certificates] [or] [Debt Obligations], none of any Free Writing Prospectus(es) issued at or prior to the date hereof, nor any Issuer Information nor the Seller Mortgage Loan Information (each as defined below) contained in a Free Writing Prospectus included any untrue statement of a material fact of omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Publicly-Offered [Certificates] [or] [Debt Obligations] or until any earlier date that the Depositor notified or notifies the Underwriters as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of a Free Writing Prospectus there occurred or occurs an event or development as a result of which such

Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Depositor will promptly notify each Underwriter and (ii) the Depositor will promptly amend or supplement such Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
     (vii) The Publicly-Offered [Certificates] [or] [Debt Obligations] conform in all material respects to the description thereof contained in the Prospectus. The issuance of the Publicly-Offered [Certificates] [or] [Debt Obligations] has been authorized and on the Closing Date the Publicly-Offered [Certificates] [or] [Debt Obligations] will have been duly and validly executed, authenticated and delivered in accordance with the [Pooling and Serving Agreement] [or] [Indenture] and delivered to the Underwriters for the account of the Underwriters against payment therefor as provided herein, will be duly and validly issued and outstanding and entitled to the benefits afforded by the [Pooling and Servicing Agreement] [or] [Indenture]. Each Publicly-Offered [Certificate] [or] [Debt Obligation] of the Class (or if applicable, Classes) or type indicated to be “mortgage related securities” under the heading “Summary — Legal Investment” in the Prospectus Supplement will, when issued, be a “mortgage related security” as such term is defined in Section 3(a)(41) of the Exchange Act.
     (viii) This Agreement has been duly authorized, executed and delivered by each of the Seller, the Depositor and Redwood Trust and as of the Closing Date, each of the other Transaction Documents to which the Seller, the Depositor or Redwood Trust is a party will have been, duly authorized, executed and delivered by the Seller, the Depositor or Redwood Trust, as applicable, and will conform in all material respects to the descriptions thereof contained in the Prospectus and, assuming the valid execution and delivery thereof by the other parties thereto, each Transaction Document to which Redwood Trust, the Seller or the Depositor is a party will constitute a legal, valid and binding agreement of the Seller, the Depositor or Redwood Trust, as applicable, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity.
     (ix) Each of the Seller, the Depositor and Redwood Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective State of incorporation, and each of the Seller, the Depositor and Redwood Trust is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of its respective properties or the nature of its respective activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of Redwood Trust, the Seller or the Depositor; each of Redwood Trust, the Seller and the Depositor holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its respective business as described in the Prospectus; and each of the Seller, the Depositor and Redwood Trust has the corporate power and authority to own its respective properties and conduct its respective business as described in the Prospectus and to enter into and perform its respective obligations under each Transaction Document to which it is a party.
     (x) Neither the issuance, delivery or sale of the Publicly-Offered [Certificates] [or] [Debt Obligations], nor the consummation of any other of the transactions contemplated herein, nor the execution and delivery of the Transaction Documents by the Seller, the Depositor or Redwood Trust, as applicable, and compliance with the provisions of the Transaction Documents, does or will conflict with or result in the breach of any material term or provision of the certificate of incorporation or by-laws of the Seller, the Depositor, or Redwood Trust, and none of the Seller, the Depositor or Redwood Trust is in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (i) any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which the Seller, the Depositor or Redwood Trust is a party or by which it or its respective properties are bound, or (ii) any law, decree, order, rule or regulation applicable to the Seller, the Depositor or Redwood Trust of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over the Seller, the Depositor or Redwood Trust, or its respective properties, the default in or the breach or violation of which would have a material adverse effect on the Depositor, Redwood Trust, the Trust Fund or the [Certificates] [or] [Debt Obligations] or on the ability of the Seller, the Depositor or Redwood Trust to perform its respective obligations under the Transaction Documents to which it is a party; and neither the delivery of the [Certificates] [or] [Debt Obligations], nor the consummation of any other of the transactions contemplated herein, nor the compliance with the provisions of the Transaction Documents will result in such a breach, violation or default which would have such a material adverse effect.
     (xi) No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Seller, the Depositor or Redwood Trust of the transactions contemplated by the Transaction Documents to which it is a party (other than as required under “blue sky” or state securities laws, as to which no representations and warranties are made by the Seller, the Depositor or Redwood Trust), except such as have been, or will have been prior to the Closing Date, obtained under the Act [and the TIA], and such recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the [Pooling and Servicing Agreement] [or] [Indenture]) that have not yet been completed.
     (xii) There is no action, order, suit or proceeding before or by any court, administrative or governmental agency now pending to which the Seller, the Depositor or Redwood Trust is a party, or to the best knowledge of the Seller, the Depositor or Redwood Trust, threatened against the Seller, the Depositor or Redwood Trust, which could reasonably result individually or in the aggregate in any material adverse change in the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Seller, the Depositor or Redwood Trust or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated in the Transaction Documents.

     (xiii) At the time of execution and delivery of the Mortgage Loan Purchase Agreement between the Seller and the Depositor, the Seller will own the Mortgage Loans being sold to the Depositor pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively “Liens”), except to the extent permitted by the Mortgage Loan Purchase Agreement, and will not have assigned to any person other than the Depositor any of its right, title or interest in the Mortgage Loans.
     (xiv) Immediately prior to the assignment of the Mortgage Loans by the Depositor to the Trustee as contemplated by the [Pooling and Servicing Agreement] [or] [Indenture], the Depositor (i) will have good title to and was the sole owner of, each such Mortgage Loan free and clear of any Lien, (ii) will not have assigned to any Person any of its rights, title or interest in and to such Mortgage Loans or in the [Pooling and Servicing Agreement] [or] [Indenture] and (iii) will have the power and authority to sell such Mortgage Loans to the Trustee, and upon execution and delivery of the [Pooling and Servicing Agreement] [or] [Indenture] by the Trustee, the Trustee will have acquired all of the Depositor’s rights, title and interest in and to such Mortgage Loans.
     (xv) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Transaction Documents and the [Certificates] [or] [Debt Obligations] have been or will be paid by the Seller, the Depositor or Redwood Trust at or prior to the Closing Date, except for fees for recording assignments of the Mortgage Loans to the Trustee pursuant to the [Pooling and Servicing Agreement] [or] [Indenture] that have not yet been completed, which fees will be paid by or on behalf of Redwood Trust.

     (xvi) The Mortgage Loans conform in all material respects to the description thereof contained in the Prospectus.
     (xvii) Neither the Depositor nor the Trust Fund is, and neither the issuance and sale of the [Certificates] [or] [Debt Obligations] nor the activities of the Trust Fund pursuant to the [Pooling and Servicing Agreement] [or] [Indenture] will cause the Depositor or the Trust Fund to be, an “investment company” or under the interest of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     (xviii) None of the Seller, the Depositor or Redwood Trust is doing business with Cuba.
     (xix) As of the date of delivery, any Seller Mortgage Loan Information provided to the Underwriters is true and correct in all material respects, or if there is any material error in any Seller Mortgage Loan Information, the Depositor or the Seller has promptly provided corrected information to the Underwriters.
     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Depositor agrees to sell, and each Underwriter agrees, severally and not jointly, to purchase from the Depositor, each Class of Publicly-Offered [Certificates] [or] [Debt Obligations] to be purchased by such Underwriter in the respective initial Class Principal Amounts and at the purchase prices set forth on Schedule 1 annexed hereto (including accrued interest from and including the Cut-off Date to, but not including, the Closing Date).
     3. Delivery and Payment. The Publicly-Offered [Certificates] [or] [Debt Obligations] shall be delivered at the office, on the date and at the time specified in the Final Prospectus,

which place, date and time may be changed by agreement between the Underwriters and the Depositor (such date and time of delivery of and payment for the Publicly-Offered [Certificates] [or] [Debt Obligations] being hereinafter referred to as the “Closing Date”). Delivery of the Publicly-Offered [Certificates] [or] [Debt Obligations] shall be made to each of the Underwriters as against their respective payment of the purchase price therefor to or upon the order of the Issuer in immediately available federal funds. The Publicly-Offered [Certificates] [or] [Debt Obligations] shall be registered in such names and in such denominations as required by book-entry registration not less than two full business days prior to the Closing Date. The Depositor agrees to cause the Publicly-Offered [Certificates] [or] [Debt Obligations] to be made available for inspection, checking and packaging in New York, New York on the business day prior to the Closing Date.
     4. Offering by Underwriters. It is understood that the Underwriters propose to offer the Publicly-Offered [Certificates] [or] [Debt Obligations] for sale as set forth in the Prospectus and that you will not offer, sell or otherwise distribute the Publicly-Offered [Certificates] [or] [Debt Obligations] (except for the sale thereof in exempt transactions) in any state in which the Publicly-Offered [Certificates] [or] [Debt Obligations] are not exempt from registration under “blue sky” or state securities laws (except where the Publicly-Offered [Certificates] [or] [Debt Obligations] will have been qualified for offering and sale at your direction under such “blue sky” or state securities laws).
     5. Agreements.
     (a) The Depositor agrees with each Underwriter that:
     (i) The Depositor will cause the Preliminary Prospectus and the Final Prospectus to be filed with the Commission pursuant to Rule 424(b) under the Act not later than 9:00 a.m. (New York time) on the Closing Date and, if necessary, within 15 days of the Closing Date, will file a report on Form 8-K setting forth specific information concerning the Mortgage Loans, and will promptly advise each Underwriter when such Prospectus has been so filed, and, prior to the termination of the offering of the Publicly-Offered [Certificates] [or] [Debt Obligations], will also promptly advise each Underwriter (i) when any amendment to the Registration Statement has become effective or any revision of or supplement to the Final Prospectus has been so filed (unless such amendment, revision or supplement does not relate to the Publicly-Offered [Certificates] [or] [Debt Obligations] or the Trust Fund), (ii) of any request by the Commission for any amendment of the Registration Statement or any Final Prospectus or for any additional information (unless such amendment or request for additional information does not relate to the Publicly-Offered [Certificates] [or] [Debt Obligations] or the Trust Fund), (iii) of any written notification received by the Depositor of the suspension of qualification of the Publicly-Offered [Certificates] [or] [Debt Obligations] for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or, to the knowledge of the Depositor, the threatening of any proceeding for that purpose. The Depositor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Depositor will not file prior to the termination of such offering any amendment to the Registration Statement or any revision of or supplement to the Final Prospectus (other than any such amendment, revision or supplement which does not relate to Publicly-Offered [Certificates] [or] [Debt Obligations] or the Trust Fund) which shall be disapproved by the Underwriters after reasonable notice and review of such filing.
     (ii) If, at any time when a prospectus relating to the Publicly-Offered [Certificates] [or] [Debt Obligations] is required to be delivered under the Act (i) any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (ii) it shall be necessary to revise, amend or supplement the Final Prospectus to comply with the Act or the rules and regulations of the Commission thereunder, the Depositor promptly will notify each Underwriter and will, upon the request of any Underwriter, or may, after consultation with each Underwriter, prepare and file with the Commission a revision, amendment or supplement which will correct such statement or omission or effect such compliance, and furnish without charge to each Underwriter as many copies as such Underwriter may from time to time reasonably request of an amended Final Prospectus or a supplement to the Final Prospectus which will correct such statement or omission or effect such compliance.
     (iii) The Depositor will furnish to each Underwriter and counsel to the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus relating to the Publicly-Offered [Certificates] [or] [Debt Obligations] is required under the Act, as many copies of any Preliminary Prospectus, the Final Prospectus and any revisions or amendments thereof or supplements thereto as may be reasonably requested.

     (iv) The Depositor will, as between itself and the Underwriters, pay all expenses incidental to the performance of the obligations of the Depositor, the Seller or the Redwood Trust under this Agreement, including without limitation (i) expenses of preparing, printing and reproducing the Registration Statement, any Preliminary Prospectus, the Final Prospectus, the Free Writing Prospectus(es), the Transaction Documents and the [Certificates] [or] [Debt Obligations], (ii) the cost of delivering the Publicly-Offered [Certificates] [or] [Debt Obligations] to the Underwriters, (iii) the fees charged by securities rating agencies for rating the Publicly-Offered [Certificates] [or] [Debt Obligations], (iv) all transfer taxes, if any, with respect to the sale and delivery of the Publicly-Offered [Certificates] [or] [Debt Obligations] to the Underwriters, (v) any expenses for the qualification of the Publicly-Offered [Certificates] [or] [Debt Obligations] under “blue sky” or state securities laws, including filing fees and the fees and disbursements of counsel for such Underwriter in connection therewith and in connection with the preparation of any Blue Sky Survey, (vi) all other costs and expenses incidental to the performance by the Depositor, the Seller or the Redwood Trust of their respective obligations hereunder which are not otherwise specifically provided for in this subsection, (vii) the fees of any counsel to the Underwriters, including the fees incurred in connection with the review of the Transaction Documents and the preparation of the Underwriting Agreement and the legal opinions and (viii) the fees of any accountants in connection with preparation of any comfort letter in connection with a Prospectus or with respect to static pool data. In addition, it is understood that, except as provided in this paragraph (iv) and in Section 9 hereof, the Underwriters will pay all the following additional expenses: (i) any transfer taxes on resale of any of the Publicly-Offered

[Certificates] [or] [Debt Obligations] by it and (ii) any advertising expenses connected with any offers that such Underwriters may make.
     (v) So long as any Publicly-Offered [Certificates] [or] [Debt Obligations] are outstanding, upon request of any Underwriter, the Depositor will furnish, or will cause to be furnished, to such Underwriter, as soon as available, a copy of (i) the annual statement of compliance prepared by the Master Servicer and the servicer pursuant to the [Pooling and Servicing Agreement] [or] [Indenture] or the servicing agreement, respectively, (ii) each report regarding the Publicly-Offered [Certificates] [or] [Debt Obligations] filed with the Commission under the Exchange Act or mailed to the holders of the Publicly-Offered [Certificates] [or] [Debt Obligations] and (iii) from time to time, such other information concerning the Publicly-Offered [Certificates] [or] [Debt Obligations] which may be furnished by the Depositor or the Trustee without undue expense and without violation of applicable law.
     (vi) [Reserved]
     (vii) For a period ending on the Closing Date, the Depositor shall not offer or sell, or announce the offering of, or cause any trust created by the Depositor to offer or sell, or announce the offering of, any [mortgage pass-through certificates] [or] [collateralized mortgage or asset-backed bonds or notes] or other similar mortgage-related securities, without the prior written consent of the Underwriters.
     (viii) If so provided in Section 1(i), the Depositor will prepare the Preliminary Prospectus relating to the Publicly-Offered [Certificates] [or] [Debt Obligations] in a form consented to by the Underwriters, and will file such Preliminary Prospectus within the period required by Rule 424(b).

     (ix) All written and graphic communications relating to the Publicly-Offered [Certificates] [or] [Debt Obligations] used prior to the availability of the Prospectus will comply with the requirements of Rule 433, including the inclusion of the legend required by Rule 433(c)(2).
     (x) To the extent prepared by or on behalf of the Depositor or to the extent that an Underwriter has provided to the Depositor ABS ICM (as defined below) or a Free Writing Prospectus, the Depositor will file or cause to be filed with the Commission such ABS ICM or Free Writing Prospectus as soon as reasonably practicable after the date hereof, but in any event not later than required pursuant to Rules 426 or 433, respectively, under the Act; provided, however, that the Depositor shall not be required to file (A) any Free Writing Prospectus, if the information included therein is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the Commission that related to the offering of the Publicly-Offered [Certificates] [or] [Debt Obligations] or (B) any Free Writing Prospectus or portion thereof that contains a description of the [Certificates] [or] [Debt Obligations] or the offering of the Publicly-Offered [Certificates] [or] [Debt Obligations] that does not reflect the final terms thereof.
          (b) Redwood Trust covenants with each Underwriter and with the Depositor that it shall notify you and the Depositor of the occurrence of any material events respecting the activities, affairs or condition, financial or otherwise, of Redwood Trust and its subsidiaries and, if as a result of any such event it is necessary to amend or supplement the Final Prospectus in order to make the Final Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, Redwood Trust will forthwith supply such information to the Depositor as shall be necessary for the Depositor to prepare an amendment or supplement to the

Final Prospectus so that, as so amended or supplemented, such Final Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.
     6. Conditions to the Obligations of Underwriters. The obligation of each Underwriter to purchase the Publicly-Offered [Certificates] [or] [Debt Obligations] to be purchased by it as set forth on Schedule 1 annexed hereto shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Seller, the Depositor and Redwood Trust contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Seller, the Depositor and Redwood Trust made in any officer’s certificate pursuant to the provisions hereof, to the performance in all material respects by the Seller, the Depositor and Redwood Trust of its obligations hereunder and to the following additional conditions:
          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or shall have been threatened, any requests for additional information on the part of the Commission (to be included in the Registration Statement or in the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters, and the Preliminary Prospectus and the Final Prospectus shall have been filed or transmitted for filing with the Commission not later than the time the same is required to be filed or transmitted for filing pursuant to the rules and regulations of the Commission.
          (b) Each of the Depositor and the Seller shall have furnished to the Underwriters a certificate, dated the Closing Date, signed by the Chairman of the Board or the

President and the principal financial or accounting officer of such entity, to the effect that each signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, any Preliminary Prospectus and this Agreement and that:
     (i) The representations and warranties made by such entity herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and such entity has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to the knowledge of such officer, have been threatened as of the Closing Date;
     (iii) Nothing has come to the attention of such officer that would lead such officer to believe that either the Preliminary Prospectus or the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (iv) Nothing has come to the attention of such officer that would lead such officer to believe that any Seller Mortgage Loan Information contains any untrue statement of a material fact or, in conjunction with the Preliminary Prospectus or the Final Prospectus, omits any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
     (v) Nothing has come to the attention of such officer that would lead such officer to believe that the Free Writing Prospectus, as of the date thereof and at any time during the period from the date of this Agreement to the prior to the termination of the offering of the Publicly-Offered [Certificates] [or] [Debt Obligations], contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (c) Redwood Trust shall have furnished to the Underwriters a certificate, dated the Closing Date, of Redwood Trust, signed by the Chairman of the Board or President and the principal financial or accounting officer of Redwood Trust, to the effect that each signer of such certificate has carefully examined the Registration Statement, the Preliminary Prospectus, the Final Prospectus and this Agreement and that:
     (i) The representations and warranties of Redwood Trust herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and Redwood Trust has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to the knowledge of such officer, have been threatened as of the Closing Date; and
     (iii) Nothing has come to the attention of such officer that would lead such officer to believe that either the Preliminary Prospectus or the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

     (iv) Nothing has come to the attention of such officer that would lead such officer to believe that the Free Writing Prospectus, as of the date thereof or at any time from the date of this Agreement to the termination of the offering of the Publicly-Offered [Certificates] [or] [Debt Obligations], contained any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (d) Each of the Depositor and the Seller shall have furnished to you an opinion, dated the Closing Date, of [       ], special counsel to the Depositor and the Seller, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:
     (i) Such entity has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of its incorporation and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of such entity; and such entity holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus;
     (ii) No filing or registration with, notice to, or consent, approval, authorization, order or other action of any governmental agency or body or any court is required for the consummation by such entity of the transactions contemplated by the terms of the Transaction Documents to which it is a party except such as may be required under the “blue sky” or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Publicly-Offered [Certificates] [or] [Debt Obligations], any recordations of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the [Pooling and Servicing Agreement] [or] [Indenture]) that have not yet been completed and such other approvals as have been obtained;
     (iii) The issuance, delivery and sale of the Publicly-Offered [Certificates] [or] [Debt Obligations] to be purchased by the Underwriters pursuant to this Agreement, the execution and delivery of the Transaction Documents by such entity and the consummation of any of the transactions contemplated by the terms of the Transaction Documents do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of incorporation or by-laws of such entity, or any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which such entity is a party or by which it or its property is bound, or any statute or any law, decree, order, rule or regulation applicable to such entity of any court, regulatory body, administrative agency or governmental body having jurisdiction over such entity or its properties;
     (iv) There are no legal or governmental actions, investigations or proceedings pending to which such entity is a party, or, to the best knowledge of such counsel, threatened against the such entity, (A) asserting the invalidity of any Transaction Document or the [Certificates] [or] [Debt Obligations], (B) seeking to prevent the issuance of the [Certificates] [or] [Debt Obligations] or the consummation of any of the transactions contemplated by any Transaction Document, (C) which might materially and adversely affect the performance by such entity of its respective obligations under, or the validity or enforceability of, any Transaction Document or the [Certificates] [or] [Debt Obligations] or (D) seeking to affect adversely the Federal income tax attributes of the Publicly-Offered [Certificates] [or] [Debt Obligations] as described in the Final Prospectus under the heading “Federal Income Tax Consequences” or the state income tax attributes of the Publicly-Offered [Certificates] [or] [Debt Obligations] as described in the Final Prospectus under the heading “State Tax Considerations;”
     (v) The Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement and the Prospectus and each amendment or supplement thereto (in the case of the Registration Statement and the Final Prospectus), as of their respective effective or issue dates (other than the financial and statistical information contained therein as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act [and the TIA] and the respective rules and regulations thereunder;
     (vi) To the best knowledge of such counsel, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

     (vii) Each Transaction Document to which such entity is a party has been duly authorized, executed and delivered by such entity and constitutes a valid, legal and binding agreement of such entity enforceable against such entity in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;
     (viii) The direction by the Depositor to the Trustee to execute, authenticate and deliver the Publicly-Offered [Certificates] [or] [Debt Obligations] has been duly authorized by the Depositor, and the Publicly-Offered [Certificates] [or] [Debt Obligations], when authenticated by the Trustee in the manner anticipated by the [Pooling and Servicing Agreement] [or] [Indenture] and delivered and paid for by you as provided in this Agreement, will be validly issued and outstanding and entitled to the benefits of the [Pooling and Servicing Agreement] [or] [Indenture];
     (ix) The Publicly-Offered [Certificates] [or] [Debt Obligations] and the Transaction Documents conform in all material respects to the descriptions thereof contained in the Prospectus;
     (x) The statements in the Final Prospectus under the headings “Certain Legal Aspects of the Loans” and “Legal Investment,” to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects; and
     (xi) The Publicly-Offered [Certificates] [or] [Debt Obligations] indicated under the heading “Summary — Legal Investment” in the Final Prospectus to be “mortgage related securities” will be mortgage related securities, as defined in Section

3(a)(41) of the Exchange Act, so long as such Publicly-Offered [Certificates] [or] [Debt Obligations] are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.
     (xii) The [Pooling and Servicing Agreement] [or] [Indenture] is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Depositor nor the Trust Fund is required to be registered as an “investment company” under the 1940 Act.
     Such counsel shall also state that nothing has come to its attention that would lead such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; that any Preliminary Prospectus, as of the date of such Preliminary Prospectus contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or that the Final Prospectus, as of the date of the Prospectus Supplement, and on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no view as to financial and statistical information contained therein.
     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the

Seller, the Depositor and Redwood Trust. Such opinion may be qualified as an opinion only on the laws of the States of New York, California and Delaware and the federal law of the United States. To the extent that such firm relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such firm that is delivered to you.
          (e) The Depositor shall have furnished to the Underwriters an opinion, dated the Closing Date, of [      ], special tax counsel to the Depositor, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:
     (i) the statements in the Final Prospectus under the heading “Federal Income Tax Consequences”, as supplemented or modified by the statements in the Prospectus Supplement under the heading “Federal Income Tax Consequences,” to the extent that they constitute matters of law or legal conclusions with respect to Federal income tax matters, are correct in all material respects;
     (ii) each segregated asset pool for which the [Pooling and Servicing Agreement] [or] [Indenture] directs the Trustee to make a REMIC election will qualify as a REMIC within the meaning of Section 860D of the Code;
          (f) Redwood Trust shall have furnished to the Underwriters an opinion, dated the Closing Date, of [     ], special counsel to Redwood Trust, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:
     (i) Redwood Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of Redwood Trust; and Redwood Trust holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus;
     (ii) Each Transaction Document to which Redwood Trust is a party has been duly authorized, executed and delivered by Redwood Trust and constitutes a valid, legal binding agreement of Redwood Trust, enforceable against Redwood Trust in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;
     (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Redwood Trust of the transactions contemplated by the terms of the Transaction Documents to which Redwood Trust is a party except such as may be required under the “blue sky” or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Publicly-Offered [Certificates] [or] [Debt Obligations], any recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the [Pooling and Servicing Agreement] [or] [Indenture]) that have not yet been completed and such other approvals as have been obtained;

     (iv) The consummation of any of the transactions contemplated by the terms of the Transaction Documents to which Redwood Trust is a party do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of Redwood Trust, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which Redwood Trust is a party or by which it is bound, or any statute or regulation applicable to Redwood Trust or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over Redwood Trust; and
     (v) There are no legal or governmental actions, investigations or proceedings pending to which Redwood Trust is a party, or, to the best knowledge of such counsel, threatened against Redwood Trust, (A) asserting the invalidity of any Transaction Document to which Redwood Trust is a party or (B) which might materially and adversely affect the performance by Redwood Trust of its obligations under, or the validity or enforceability of any Transaction Document to which Redwood Trust is a party.
     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than Redwood Trust, the Seller and the Depositor. Such opinion may be qualified as an opinion only on the laws of the States of Maryland, New York, Delaware and California and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.
          (g) The Trustee shall have furnished to the Underwriters an opinion, dated the Closing Date, of [      ], counsel to the Trustee, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:
     (i) The Trustee has been duly organized and is validly existing as a national banking association duly organized under the laws of the United States of America, and is duly qualified to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Trustee; and the Trustee holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus;
     (ii) The [Pooling and Servicing Agreement] [or] [Indenture] has been duly authorized, executed and delivered by the Trustee and constitutes a valid, legal and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;
     (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Trustee of the transactions contemplated by the terms of the [Pooling and Servicing Agreement] [or] [Indenture],

except any such as may be required under the “blue sky” or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Publicly-Offered [Certificates] [or] [Debt Obligations], any recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the [Pooling and Servicing Agreement] [or] [Indenture]) that have not yet been completed and such other approvals as have been obtained; and
     (iv) The consummation of any of the transactions contemplated by the [Pooling and Servicing Agreement] [or] [Indenture] do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of the Trustee, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which the Trustee is a party or by which it is bound, or any statute or regulation applicable to the Trustee or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Trustee.
     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Trustee. Such opinion may be qualified as an opinion only on the laws of the States of New York, Delaware and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

          (h) The Master Servicer and the Trust Administrator shall have furnished to the Underwriters an opinion, dated the Closing Date, of in-house counsel to the Master Servicer and [      ], counsel to such parties, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:
     (i) Each of the Master Servicer and the Trust Administrator has been duly organized and is validly existing as a national banking association duly organized under the laws of the United States of America, and is duly qualified to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the such party; and such party holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus;
     (ii) The [Pooling and Servicing Agreement] [or] [Indenture] has been duly authorized, executed and delivered by each of the Master Servicer and the Trust Administrator constitutes a valid, legal and binding agreement of the such party, enforceable against such party in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;
     (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any of the Master Servicer or the

Trust Administrator of the transactions contemplated by the terms of the [Pooling and Servicing Agreement] [or] [Indenture];
     (iv) The consummation of any of the transactions contemplated by the terms of the [Pooling and Servicing Agreement] [or] [Indenture] do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of any of the Master Servicer or the Trust Administrator or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which such party is a party or by which it is bound, or any statute or regulation applicable to such party or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over such party; and
     (v) There are no legal or governmental actions, investigations or proceedings pending to which any of the Master Servicer or the Trust Administrator is a party, or, to the best knowledge of such counsel, threatened against the such party, (A) asserting the invalidity of the [Pooling and Servicing Agreement] [or] [Indenture] or (B) which might materially and adversely affect the performance by such party of its obligations under, or the validity or enforceability of, the [Pooling and Servicing Agreement] [or] [Indenture].
     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Master Servicer, the Securities . Such opinion may be qualified as an opinion only on the laws of the States of New York, Delaware and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.
     (i) The servicer shall have furnished to the Underwriters an opinion of counsel to such servicer, in form and substance satisfactory to the Underwriters and counsel to the Underwriters.
     (j) The Underwriters shall have received copies of any opinions of counsel delivered to the rating agencies set forth in the Final Prospectus as rating the Publicly-Offered [Certificates] [or] [Debt Obligations], including, but not limited to, any “true sale,” “non-consolidation” or “perfection” opinions. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters addressed to the Underwriters.
     (k) The Underwriters shall have received from their counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Publicly-Offered [Certificates] [or] [Debt Obligations], the Registration Statement and the Prospectus, and such other related matters as you may reasonably require, including a negative assurance letter with respect to each Preliminary Prospectus or Final Prospectus.
     (l) The Depositor’s independent accountants, [           ] shall have furnished to the Underwriters a letter or letters addressed to the Underwriters and dated as of or prior to the date of first use of any Preliminary Prospectus or Final Prospectus in the form and reflecting the performance of the procedures previously agreed to by the Depositor and the Underwriters, which letter(s) shall cover the use of any static pool data.
     (m) Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change in or affecting the earnings, business or properties of Redwood Trust, the Depositor or the Seller which, in your judgment, materially impairs the investment quality of the Publicly-Offered [Certificates] [or] [Debt Obligations] so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Publicly-Offered [Certificates] [or] [Debt Obligations] as contemplated by the Prospectus.
          (n) The Publicly-Offered [Certificates] [or] [Debt Obligations] shall be rated not lower than the required ratings set forth under the heading “Ratings” in the Final Prospectus, such ratings shall not have been rescinded and no public announcement shall have been made that any such required rating of the Publicly-Offered [Certificates] [or] [Debt Obligations] has been placed under review (otherwise than for possible upgrading).
          (o) The Depositor shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects satisfactory in form and substance to the Underwriters and their counsel.
          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, this Agreement and all obligations of an Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by such Underwriter. Notice of such cancellation shall be given to the Depositor in writing, or by telephone or telegraph confirmed in writing.
     7. Termination. This Agreement shall be subject to termination in your absolute discretion, by notice given to the Depositor if, subsequent to the date hereof, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade,

(ii) trading of any securities of Redwood Trust or the Depositor shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Publicly-Offered [Certificates] [or] [Debt Obligations] on the terms and in the manner contemplated in the Prospectus.
     8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Depositor, the Seller and Redwood Trust and their respective officers and of each Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Depositor, the Seller or Redwood Trust, and will survive delivery of and payment for the Publicly-Offered [Certificates] [or] [Debt Obligations]. The provisions of Section 5(a)(iv), Section 9, Section 12 and Section 13 hereof shall survive the termination or cancellation of this Agreement.
     9. Reimbursement of Underwriter Expenses. If for any reason, other than default by any Underwriter in its obligation to purchase the Publicly-Offered [Certificates] [or] [Debt Obligations] or termination by any Underwriter pursuant to Section 7 hereof, the Publicly-Offered [Certificates] [or] [Debt Obligations] are not delivered as provided herein, the Depositor, the Seller and Redwood Trust jointly and severally agree to reimburse each Underwriter for all damages, losses and out-of-pocket expenses of such Underwriter, including reasonable fees and disbursements of its counsel, reasonably incurred by such Underwriter in making preparations for the purchase, sale and delivery of the Publicly-Offered [Certificates] [or] [Debt Obligations], but the Depositor, the Seller and Redwood Trust shall then be under no further liability to any Underwriter with respect to the Publicly-Offered [Certificates] [or] [Debt Obligations], except as provided in Section 5(a)(iv), Section 8, Section 12 or Section 13 hereof.
     10. Certain Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:
     ABS ICM: ABS Informational and Computational Materials as defined in Item 1101(a) of Regulation AB promulgated by the Commission.
     Free Writing Prospectus: A “written communication” within the meaning of Rule 405 under the Act that describes the Publicly-Offered [Certificates] [or] [Debt Obligations] and/or the Mortgage Loans.
     Issuer Information: Such information as defined in Rule 433(h) under the Act and information that is based on or derived from such approved information.
     Seller Mortgage Loan Information: Information relating to the Mortgage Loans furnished by or on behalf of the Depositor or the Seller to the Underwriters.
     Spread: The excess, if any, of (i) the purchase prices paid by investors to an Underwriter for the Publicly-Offered [Certificates] [or] [Debt Obligations] over (ii) the purchase price paid by such Underwriter to the Depositor for the Publicly-Offered [Certificates] [or] [Debt Obligations] purchased by such Underwriter.

     Underwriter Information: The only written information furnished by or on behalf of an Underwriter to the Depositor specifically for use in connection with the preparation of the Registration Statement, any Prospectus or any Free Writing Prospectus, such information being (i) ABS ICM prepared by an Underwriter that contains information specified in the definition of ABS ICM and does not include Issuer Information, (ii) any Free Writing Prospectus prepared by or on behalf of an Underwriter that does not include any Issuer Information, (iii) any Free Writing Prospectus prepared by or on behalf of an Underwriter that includes any Issuer Information not approved by the Depositor for use in a Free Writing Prospectus and (iv) the information relating to the Underwriter specified on Exhibit A hereto.
     11. Free Writing Prospectuses.
     (a) The Depositor represents and agrees that, unless it obtains the prior consent of the Underwriters, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Depositor, it has not made and will not make any offer relating to the Publicly-Offered [Certificates] [or] [Debt Obligations] that would constitute a Free Writing Prospectus required to be filed with the Commission. The Depositor represents that it has treated and agrees that it will treat each Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Free Writing Prospectus, including timely Commission filing where required, legending and record-keeping.
     (b) The Depositor will prepare a final term sheet relating to the Publicly-Offered [Certificates] [or] [Debt Obligations] containing only information that describes the final terms of the Publicly-Offered [Certificates] [or] [Debt Obligations] and otherwise in a form consented to by the Underwriters, and will file such final term sheet within the period required by Rule

433(d)(5)(ii) following the date such final terms have been established for all classes of the offering of the Publicly-Offered [Certificates] [or] [Debt Obligations]. Any such final term sheet is an “issuer free writing prospectus,” as defined in Rule 433, for purposes of this Agreement.
     12. Indemnification. (a) The Depositor, the Seller and Redwood Trust jointly and severally agree to indemnify and hold harmless each Underwriter and each person who controls an Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any revision or amendment thereof or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated in the Registration Statement or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, (iv) the omission or alleged omission to state therein a material fact required to be stated in the Preliminary Prospectus or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, (v) any untrue statement or alleged untrue statement of a material fact contained in the Final Prospectus or in any revision or amendment thereof or supplement thereto, (vi) the omission or alleged omission to state in the Final Prospectus a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, (vii) any untrue statement or alleged untrue statement of a material fact contained in a Free Writing

Prospectus, or (viii) the omission or alleged omission to state therein a material fact required to be stated in a Free Writing Prospectus or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, and further agree to promptly reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or him, as incurred, in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that none of the Depositor, the Seller or Redwood Trust shall be liable to a particular Underwriter or any person who controls such Underwriter to the extent that any misstatement or alleged misstatement or omission or alleged omission (i) was made in the Preliminary Prospectus, the Final Prospectus, any Free Writing Prospectus or the Registration Statement, as applicable, pursuant to Underwriter Information or (ii) was corrected (with such correction timely delivered to the Underwriter) at least one business day prior to the written confirmation of such sale and such correction did not materially and adversely affect the marketing or pricing of the Publicly-Offered [Certificates] [or] [Debt Obligations] and such Underwriter did not deliver, at or prior to the written confirmation of such sale, a copy of the Final Prospectus as then revised, amended or supplemented in any case where such delivery is required by the Act or the Exchange Act, if the Depositor has previously furnished copies thereof to the Underwriters in accordance with the terms of this Agreement. This indemnity agreement will be in addition to any liability that the Depositor, the Seller or Redwood Trust may otherwise have.
     (a) Each Underwriter severally agrees to indemnify and hold harmless the Depositor, Redwood Trust and the Seller, the officers of the Depositor who signed the Registration Statement or any amendment thereof, the directors of the Depositor, and each person who controls the Depositor, Redwood Trust or the Seller within the meaning of either the

Act or the Exchange Act, to the same extent as the foregoing indemnities from the Depositor, the Seller and Redwood Trust to each Underwriter; provided, however, that an Underwriter will be liable in any such case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Underwriter Information furnished by that particular Underwriter to the Depositor or to a prospective investor, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom (or is alleged to have resulted) directly from an error in the Seller Mortgage Loan Information that was used in the preparation of either (x) any Underwriter Information (or amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the Underwriter Information (or amendments or supplements) were based. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have.
     (b) Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party, unless the indemnifying party is materially prejudiced by such failure to notify and in any event shall not relieve the indemnifying party from any liability which it may have to any indemnified party other than under this Section 12. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party (including impleaded parties) and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) for each of, and approved by, the Underwriters in the case of paragraph (a) of this Section 12, representing the related indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
     13. Contribution. If the indemnification provided for in Section 12 is unavailable or insufficient to hold harmless an indemnified party under Section 12, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 12 above in such proportion as is appropriate to reflect the relative benefits received by the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other from the offering of the Publicly-Offered [Certificates] [or] [Debt Obligations] or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other in connection with the statements or omissions or alleged statements or alleged omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor, the Seller and Redwood Trust on the one hand and the Underwriters on the other shall be in such proportion so that the Underwriters are responsible for an amount equal to the Spread, and the Depositor, the Seller and Redwood Trust are responsible for the balance. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the Depositor, the Seller or

Redwood Trust or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 13 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 13. An Underwriter shall not be required to contribute any amount in excess of (x) the Spread of such Underwriter, over (y) the amount of any damages which the applicable Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The obligation of any Underwriter to contribute under this Section 13 is several in proportion to the portion of the Spread applicable to it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder.
     15. Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed therein, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
     16. No Fiduciary Duty. Each of the Depositor, the Seller and Redwood Trust (each, a “Redwood Party”) acknowledges that in connection with the offering of the Publicly-Offered

[Certificates] [or] [Debt Obligations]: (a) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, any Redwood Party or any other person, (b) the Underwriters owe the Redwood Parties only those duties and obligations set forth in this Agreement and (c) the Underwriters may have interests that differ from those of the Redwood Parties. Each Redwood Party waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Publicly-Offered [Certificates] [or] [Debt Obligations].
     17. Miscellaneous. Time shall be of the essence of this Agreement. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Publicly-Offered [Certificates] [or] [Debt Obligations], represents the entire agreement between the Redwood Parties, on the one hand, and the Underwriters, on the other, with respect to the preparation of the Preliminary Prospectus, the Final Prospectus and any Free Writing Prospectus and the conduct of the offering, and the purchase and sale of the Publicly-Offered [Certificates] [or] [Debt Obligations]. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.
     18. Notices. All communications hereunder shall be in writing and effective only on receipt and, if sent to an Underwriter, shall be delivered to the address specified on the signature page hereof. If such notice is sent to the Depositor, the Seller or Redwood Trust, it shall be

delivered to One Belvedere Place, Suite [330] [or] [320], Mill Valley, California 94941, attention of [      ] [Title].
* * *

     If the foregoing is in accordance with your understanding of our agreement please sign and return to the undersigned a counterpart hereof, whereupon this Agreement and your acceptance shall represent a binding agreement by and among the Depositor, the Seller, [Redwood Trust] and each Underwriter relating to the Publicly-Offered [Certificates] [or] [Debt Obligations].

Very truly yours,

[COMPANY]

By:

Name:
Title:

[SELLER],
as Seller

By:

Name:
Title:

[DEPOSITOR],
as Depositor

By:

Name:
Title:

The foregoing Agreement
is hereby confirmed and accepted by:
[UNDERWRITER]

By:

Name:
Title:
Address:

Schedule 1

	Original Class	Class		Original Amount to
	Principal	Interest	Purchase Price	be purchased by
Class	Amount(1)	Rate(2)	Percentage	[Underwriter]

(1)	These balances are approximate, as described in the Final Prospectus.

(2)	These Publicly-Offered [Certificates] [or] [Debt Obligations] will accrue interest based on the weighted average net mortgage rate of the mortgage loans, as described in the Final Prospectus.

EXHIBIT A
     The following constitutes Underwriter Information for purposes of Section 10 of this Agreement:
     [___], as underwriter, will buy the offered [certificates] [or] [bonds or notes] from [Sequoia Mortgage Funding Corporation] [or] [Sequoia Residential Funding, Inc.], the depositor, at a price equal to approximately [ ]% of their initial principal amount, plus accrued interest, if applicable, from the cut-off date.
     The distribution of the offered [certificates] [or] [bonds or notes] by the underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. The underwriter may effect the transactions by selling the offered [certificates] [or] [bonds or notes] to or through dealers, and these dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter for whom they act as agent. In connection with the sale of the offered [certificates] [or] [bonds or notes], the underwriter may be deemed to have received compensation from the depositor in the form of underwriting compensation. The underwriter and any dealers that participate with the underwriter in the distribution of any offered [certificates] [or] [bonds or notes] may be deemed to be underwriters and any profit on the resale of the offered [certificates] [or] [bonds or notes] positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. Proceeds to the depositor from the sale of the offered [certificates] [or] [bonds or notes], before deducting expenses payable by the depositor, will be approximately [ ]% of the aggregate certificate principal balance of the offered [certificates] [bonds or notes], plus accrued interest, if applicable, from the cut-off date. The depositor will pay the expenses related to the issuance of the [certificates] [or] [bonds or notes] from these proceeds.